                          RAVENS METAL PRODUCTS, INC.
                            FORM 8-K CURRENT REPORT
                                AUGUST 21, 1995

                                EXHIBIT (99)(B)

                               GUARANTY AGREEMENT

                                     among

                           WIRT METAL PRODUCTS, INC.
                             (an Ohio corporation)

                                      and

                                J. POLLOCK & CO.
                             (an Ohio corporation)

                                      and

                          RAVENS METAL PRODUCTS, INC.
                            (a Delaware corporation)

                                      and

                             SIGNS AND BLANKS, INC.
                             (an Ohio corporation)

                                      and

                                 JACOB POLLOCK
                                (an individual)

                                      and

                                GERTRUDE POLLOCK
                                (an individual)

                                      and

                               RICHARD D. POLLOCK
                                (an individual)

                                      and

                               THE PROVIDENT BANK
                                  (as Trustee)

                                      and

                          THE DIRECTOR OF DEVELOPMENT
                              OF THE STATE OF OHIO

                                  Dated as of
                                  July 1, 1995

                               GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT (this "Guaranty Agreement") is made and entered into as of the 1st day of July, 1995, by and among WIRT METAL PRODUCTS, INC., an Ohio corporation (the "Company"), J. POLLOCK & CO., an Ohio corporation ("JPC"), RAVENS METAL PRODUCTS, INC., a Delaware corporation ("RMP"), SIGNS AND BLANKS, INC., an Ohio corporation ("S&B"), JACOB POLLOCK, an individual, GERTRUDE POLLOCK, an individual, RICHARD D. POLLOCK, an individual, THE PROVIDENT BANK, a bank organized and existing under and by virtue of the laws of the State of Ohio (the "Trustee"), with its principal place of business located in Cincinnati, Ohio, and the DIRECTOR OF DEVELOPMENT OF THE STATE OF OHIO (the "Director"). The Company, JPC, RMP and S&B are hereinafter referred to individually as a "Corporate Guarantor" and collectively as the "Corporate Guarantors." Jacob Pollock, Gertrude Pollock and Richard D. Pollock are hereinafter referred to individually as an "Individual Guarantor" and collectively as the "Individual Guarantors." The Corporate Guarantors and the Individual Guarantors sometimes collectively referred to herein as the "Guarantors." Any capitalized terms used but not defined herein are used as defined in the Financing Agreement, defined herein.

                                  WITNESSETH:

         WHEREAS, the State of Ohio (the "Issuer") intends to issue its State Economic Development Revenue Bonds (Ohio Enterprise Bond Fund) Series 1995-2 (Wirt Metal Products, Inc. Project) (the "Bonds"), in the aggregate principal amount of Two Million One Hundred Fifteen Thousand Dollars ($2,115,000) under and pursuant to a Trust Agreement dated as of April 1, 1988, as supplemented by a Fiftieth Supplemental Trust Agreement dated as of July 1, 1995 (collectively, the "Indenture"), by and between the Treasurer of Ohio and the Trustee; and

         WHEREAS, the Director intends to provide the Company with $2,500,000 in financial assistance under the Act (the "166 Assistance") on the terms and conditions provided in a Lease dated as of July 1, 1995 (the "Financing Agreement") between the Director and the Company; and

         WHEREAS, the proceeds derived from the issuance of the Bonds and the 166 Assistance are moneys for the acquisition and installation of an eligible project, as defined in Section 166.01(B) of the Ohio Revised Code, consisting of certain machinery and equipment as described in the Financing Agreement, which machinery and equipment (collectively, the "Project") are to be leased to the Company pursuant to the Financing Agreement; and

         WHEREAS, the JPC, RMP and S&B are affiliated with the Company, and the Individual Guarantors are the principal shareholder of the Company, his spouse and son; and

         WHEREAS, the Guarantors desire that the Issuer issue the Bonds and apply the proceeds thereof as outlined above, and that the Director provide the 166 Assistance, and are willing to execute this Guaranty Agreement in order to induce the Issuer to issue the Bonds and effect such application of Bond proceeds and to induce the Director to provide the 166 Assistance;

         NOW, THEREFORE, the Guarantors do hereby covenant and agree with the Trustee and the Director, for the benefit of all who at any time become holders or owners of the Bonds and the Director. as follows:


                                   ARTICLE I
                  REPRESENTATIONS AND WARRANTIES OF GUARANTORS

         Section 1.1. Each Corporate Guarantor does hereby represent and warrant that it is a corporation duly organized and validly existing under the laws of the State except for RMP, which is a corporation duly organized and validly existing under the laws of the State of Delaware and is qualified to do business in the State, and is not in violation of any provisions of its articles of incorporation, code of regulations or other governing instruments. Each Corporate Guarantor represents and warrants that it has the power to enter into this Guaranty Agreement, that it has duly authorized the execution and delivery of this Guaranty Agreement by proper action and that neither this Guaranty Agreement nor the agreements herein contained contravene or constitute a default under any law or agreement, instrument or indenture to which such Corporate Guarantor is a party or by which such Corporate Guarantor's property is bound.

         Section 1.2. Each of the Individual Guarantors does hereby represent and warrant that neither this Guaranty Agreement nor the covenants and agreements contained herein contravene or constitute a default under any law or agreement, instrument or indenture to which such Individual Guarantor is a party or by which such Individual Guarantor's property is bound.

                                   ARTICLE II
                               GENERAL COVENANTS

         Section 2.1. The Guarantors, jointly and severally, hereby unconditionally guarantee to the Trustee, and to any successor trustee under the Indenture (a) the full and prompt payment of amounts equal to the principal of and premium, if any, on each Bond when and as the same shall become due, whether at the stated maturity thereof, by acceleration, call for redemption (whether or not pursuant to any mandatory sinking fund provisions of the Indenture), or otherwise, and (b) the full and prompt payment of amounts equal to the interest on each Bond when and as the same shall become due, and (c) the full and prompt payment of the 166 Assistance Rent when and as the same shall become due, and (d) the full and prompt payment of all expenses and charges (including court costs and reasonable attorney's fees) paid or incurred by the Trustee and/or the Director in realizing upon any of the payments hereby guaranteed or, to the extent permitted by law, in enforcing this Guaranty Agreement, and (e) the prompt performance of each of the covenants of the Company contained in the Financing Agreement. All payments by the Guarantors hereunder shall be made in lawful money of the United Stated of America. Each and every default in payment of an amount equal to the principal of or premium, if any, or interest on any Bond, on the 166 Assistance Rent or any other payment to be made by the Company pursuant to the Financing Agreement, shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises. In the event of an Event of Default (as defined in the Financing Agreement), the Director shall not exercise any of the Director's remedies under Section 9.2 of the Financing Agreement until the

Guarantors have been given notice of such Event of Default and the Guarantors have had ten (10) business days to cure such Event of Default after such notice. As used in the preceding sentence, "business day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday which is not a national holiday.

         Section 2.2. The obligations of the Guarantors under this Guaranty Agreement shall be an absolute, unconditional, present and continuing guaranty of payment and not collectability and shall remain in full force and effect until an aggregate amount equal to the entire amounts guaranteed hereunder shall have been paid or provided for pursuant to the Financing Agreement or this Guaranty Agreement, and such obligations shall not be affected, modified or impaired by reason of the happening from time to time of any event, including without limitation any one or more of the following, whether or not with notice to, or consent of, the Guarantors:

             (a) the assignment, pledge or mortgaging or the purported assignment, pledge or mortgaging of all or any part of the interest of the Issuer in the Project or any failure of title with respect to the Issuer's interest in the Project, or

             (b) the waiver of the performance or observance by the Issuer or any of the Guarantors of any of the obligations, covenants or agreements contained in the Indenture or this Guaranty Agreement; or

             (c) the extension of the time for payment of principal of or premium, if any, or interest on any Bond or of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture or this Guaranty Agreement or the extension or the renewal of any thereof; or

             (d) the modification or amendment of any obligation, covenant or agreement set forth in the Indenture; or

             (e) the taking or omission of any of the actions referred to in the Indenture or any actions under this Guaranty Agreement; or

             (f) any invalidity or unenforceability of any terms or provisions of any of the Bonds or the Indenture, or any loss or release or substitution of, or other dealing with, any security created by the Indenture or any of the Bonds; or

             (g) any failure, omission, delay or lack of diligence on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in this Guaranty Agreement or in the Indenture, or any other act or acts on the part of the Issuer, the Trustee or any of the holders from time to time of the Bonds; or

             (h) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting any of the Guarantors, the Issuer or the Trustee or any of the assets of any of them, or any contest of the validity of this Guaranty Agreement or the Indenture in any such proceeding; or





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
             (i) to the extent permitted by law, the release or discharge of any of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in this Guaranty Agreement by operation of law; or

             (j) the default or failure of the Guarantors fully to perform any of the Guarantors' obligations set forth in this Guaranty Agreement; or

             (k) the failure of the Trustee to give notice to the Guarantors of the occurrence of any default under the Indenture or the Bonds; or

             (l) the compromise, settlement, release, discharge or termination of any or all of the obligations, covenants or agreements of the Issuer under the Indenture, by operation of law or otherwise, except as may result from payment in full of the Bonds as to principal, interest and premium, if any, as hereinbefore stated; or

             (m) any other event, circumstance, right, claim or defense of any character whatsoever, whether or not similar to the foregoing.

         Section 2.3. No set-off, counterclaim, reduction, or diminution of any obligation, or any defense of any kind or nature (excepting payment in fact) which any of the Guarantors has or may have, in their capacities as Guarantors hereunder, against the Issuer, the Director or the Trustee shall limit or in any way affect the Guarantors' obligations under Section 2.1 hereof.

         Section 2.4. If the Company shall fail to pay any installment of rent in the amount and at the time set forth in Sections 4.3 or 4.4 of the Financing Agreement, or shall fail to make any other payment when due under the Financing Agreement, the Trustee may proceed hereunder, and the Trustee, in the Trustee's sole discretion, or the Director, in the Director's sole discretion, shall have the right to proceed first and directly against the Guarantors, under this Guaranty Agreement without proceeding against or exhausting any other remedies which the Trustee or the Director may have and without resorting to any other security or guaranty held by the Issuer, the Trustee or the Director; provided, however, that the Director shall not have the right to take any action hereunder with respect to the Guarantors which would adversely affect the Bonds.

         Section 2.5. Each of the Guarantors hereby expressly waives notice from the Trustee or the holders from time to time of any of the Bonds of any acceptance of and reliance upon this Guaranty Agreement by the Trustee or the holders, and hereby expressly waives notice from the Director from time to time of any of the 166 Assistance of any acceptance of and reliance upon this Guaranty Agreement by the Director. Each of the Guarantors agrees to pay all the reasonable costs, expenses and fees, including all reasonable attorneys' fees, which may be incurred by the Trustee and the Director in enforcing or attempting to enforce this Guaranty Agreement following any default on the part of the Guarantors hereunder, whether the same shall be enforced by suit or otherwise. If any such fees and expenses are not so reimbursed, the amount thereof shall, to the extent permitted by law, constitute indebtedness secured hereby, and in any action brought to collect such indebtedness, the Trustee and the Director shall be entitled to seek the recovery of such fees and expenses in such action except as limited by law or by judicial order or decision entered in such proceedings.





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
         Section 2.6. Each of the Guarantors hereby waives and releases the others from any claim or right of subrogation or indemnity whatsoever that each may have against the other or any respective successors or assigns (including, without limitation, any trustee in bankruptcy) relating to or arising in connection with this Guaranty Agreement and the obligations guaranteed hereby and hereby waives and releases any claim or right of recourse which each has with respect to the security for such obligations under the Financing Agreement or otherwise. Each of the Guarantors agrees that, if any Event of Default (as defined in the Financing Agreement) shall occur and be continuing, including but not limited to any default relating to a bankruptcy petition being filed, each of the Guarantors shall unconditionally and irrevocably release any and all claims that such Guarantor may have against any of the others and shall refrain from filing any proof of claim in any bankruptcy proceedings involving any of the others or any respective successors or assigns. Each of the Guarantors acknowledges that the intent of this provision is to preclude each Guarantor from being deemed to be a "creditor" of any of the others as that term is defined in the U. S. Bankruptcy Code, as amended, in accordance with relevant judicial interpretations. Each of the Guarantors acknowledges that this Section is intended for the benefit of the Director and the Trustee and has been provided in consideration of the issuance of the Bonds and the 166 Assistance and the execution and delivery of the Financing Agreement, and may not be modified or amended no~ may compliance with the terms hereof be waived without the express written consent of the Director and the Trustee and may be enforced by the Director, the Trustee or any of the other Guarantors, or any respective successors or assigns, including, without limitation, any trustee in bankruptcy of any of the other Guarantors.

         Section 2.7. (a) In the event of the death of any of the Individual Guarantors, the estate of such Individual Guarantor shall be released from all obligations arising under this Guaranty Agreement if, but only if, the Trustee is provided with an irrevocable letter of credit, a bond or cash collateral in an amount that would be sufficient to defease the Bonds, which letter of credit, bond or cash collateral shall secure payment of all those obligations guaranteed by such Individual Guarantor under this Guaranty Agreement, all upon terms and conditions acceptable to the Director in the Director's sole discretion, and which letter of credit, bond or cash collateral may be reduced from time to time thereafter to an amount that is not less than the amount that would be sufficient to defease the Bonds.

             (b) Each Individual Guarantor shall be released from all obligations arising under this Guaranty Agreement if, but only if, the Trustee is provided with an irrevocable letter of credit, a bond or cash collateral in an amount that would be sufficient to defease the Bonds, which letter of credit, bond or cash collateral shall secure payment of all those obligations guaranteed by such Individual Guarantor under this Guaranty Agreement, all upon terms and conditions acceptable to the Director in the Director's sole discretion, which letter of credit, bond or cash collateral may be reduced from time to time thereafter to an amount that is not less than the amount that would be sufficient to defease the Bonds.

         Section 2.8. Notwithstanding any provision of this Guaranty Agreement to the contrary, the obligation of the Guarantors under this Guaranty Agreement shall in no event exceed the aggregate amount of the obligations guaranteed in
Section 2.1 hereof.

                                  ARTICLE III
                               SPECIAL COVENANTS

         Section 3.1. Throughout the term of this Guaranty Agreement, the Company shall:

             (a) Taxes and Assessments. Pay and discharge promptly, or cause to be paid and discharged promptly, when due and payable, all taxes, assessments and governmental charges or levies imposed upon the Company, the Company's income or any of the Company's property, or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a lien or charge upon the Company's property. Nothing in this Section shall require the Company to pay or discharge any such tax, assessment, governmental charge or levy so long as the validity thereof shall be contested in good faith and by appropriate legal proceedings, provided that the Company shall have delivered to the Director a bond, letter of credit or such other security than amount sufficient to pay or discharge the tax, assessment, charge or levy or an opinion of counsel, selected by the Company and reasonably acceptable to the Director, to the effect that nonpayment of any such items during the pendency of such contest will not adversely affect the Director's right, title or interest in the Project.

             (b) Maintain Existence. Do or cause to be done all things necessary to preserve and keep in full force and effect the Company's existence and the Company's material rights and franchises .

             (c) Maintain Property. Maintain and keep the Company's property in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all repairs, renewals and replacements which, in the opinion of the Company, are necessary and proper so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this subsection shall prevent the Company from selling or otherwise disposing of any property of the Company whenever, in the good faith judgment of the Company, such property is obsolete, worn out, without economic value or unnecessary for the conduct of the business of the Company.

             (d) Maintain Insurance. Keep the Project and all of the Company's insurable property insured against loss or damage by fire and other risks, maintain public liability insurance against claims for personal injury, death, or property damage suffered by others upon, in or about such property; and maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company may be engaged in business. All insurance for which provision has been made in this subsection shall be maintained against such risks and in at least such amounts (but subject to such deductibles) as such insurance is usually carried by persons engaged in the same or similar businesses, and all insurance herein provided for shall be effected and maintained in force under a policy or policies issued by insurers of recognized responsibility, except that the Company may effect worker's compensation or similar insurance in respect of operations in any state or other jurisdiction either through an insurance fund operated by such state or other jurisdiction or by causing to be maintained a system or systems of self-insurance which is in accordance with applicable law





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
             (e) Furnish Information and Certificates. Furnish to the Director the financial reports and certificates required to be furnished under Section 7.4(e) of the Financing Agreement and such other information respecting the business, properties or the condition or operations financial or otherwise, of the Company as the Director may reasonably request, provided that reasonable provision is made for protecting proprietary information of the Company.

             (f) Deliver Notice. Forthwith upon learning of any of the following, deliver written notice thereof to the Director, describing the same and the steps being taken by the Company with respect thereto:

                 (i) the occurrence of an Event of Default under the Financing
                     Agreement or an event or circumstance which would constitute an Event of Default, but for the requirement that notice be given or time elapse or both, or

                (ii) any action, suit or proceeding by the Company or against the Company at law or in equity, or before any governmental instrumentality or agency, instituted or threatened which, if adversely determined, would materially impair the right or ability of the Company to carry on the business which is contemplated in connection with the Project or would materially impair the right or ability of the Company to perform the transactions contemplated by the Financing Agreement, or would materially and adversely affect the Company's business, operations, assets or condition, or

               (iii) the occurrence of a Reportable Event, as defined in the
                     Employee Retirement Income Security Act of 1974, as amended ("ERISA"), under, or the institution of steps by the Company to withdraw from, or the institution of any steps to terminate, any employee benefit plan as to which the Company may have liability.

         (g) Inspection Rights. At any reasonable time and from time to time during regular business hours, upon reasonable notice, permit the Director, or any agents or representatives thereof, to examine and make copies of and abstract from the Company's records and books of account of, and visit the properties of, the Company, and discuss the business affairs of the Company, with any of the Company's officers; provided, however, that the Company reserves the right to restrict access to any of the Company's facilities in accordance with reasonably adopted procedures relating to safety and security.

         (h) Zoning. Planning and Environmental Reputations. The Provision of the Project will be completed and the Project will be operated and maintained in such manner as to conform with all applicable zoning, planning, building and other applicable governmental regulations (or variances therefrom) and Environmental Laws imposed by any Governmental Authority and as to be consistent with the purposes of the Act.

         (i) Use of Project Fund Moneys and 166 Assistance. All moneys disbursed from the Project Fund (except for any amounts transferred to the Collateral Proceeds Account pursuant to the terms of the Financing Agreement) and the 166 Assistance shall be used for the payment of Allowable Costs related to the Provision of the Project. No part of any such moneys shall be knowingly paid to or retained by the Company or any shareholder or employee of the Company as a fee, kick-back or consideration of any type. The Company has no identity of interest with, or interest in, any contractor, architect, subcontractor, laborer or material man performing work or services or supplying materials in connection with the Provision of the Project.

         (j) Federal Income Tax Compliance Agreement. At all relevant times, comply with all obligations required of the Company by the Federal Income Tax Compliance Agreement.

         (k) Environmental Matters. Throughout the term of this Guaranty Agreement, the Company shall:

             (i) ensure that the Project Site and Project Equipment remain in compliance with all Environmental Laws and will not place or permit to be placed any Hazardous Substances on or in the Project Site or Project Equipment except as not prohibited by applicable Environmental Laws or appropriate Governmental Authorities;

             (ii) maintain a system to assure and monitor continued compliance with all applicable Environmental Laws which system shall include periodic reviews of such compliance;

            (iii) (A) employ in connection with the Company's use of the Project Site and Project Equipment appropriate technology necessary to maintain compliance with any applicable Environmental Laws; and (B) dispose of any and all Hazardous Substances generated at the Project Site only at facilities and with carriers that maintain valid permits under the Resource Conservation and Recovery Act of 1976, as amended, and any other applicable Environmental Laws, and use its best efforts to obtain certificates of disposal, such as hazardous waste manifest receipts, from all treatment, transport, storage or disposal facilities or operators employed by the Company in connection with the transport or disposal of any Hazardous Substances generated at the Project Site;

            (iv) in the event the Company obtains, gives or receives notice of any release or threat of release of a reportable quantity of any Hazardous Substances at the Project Site (any such event being hereinafter referred to as a "Hazardous Discharge") or receives any notice of violation, request for information or notification that it is potentially responsible for investigations or cleanup of environmental conditions at the Project Site, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of Environmental Laws affecting the Project Site or Project Equipment or the Company's interest therein (any of the foregoing is referred to herein as an "Environmental Complaint") from any person or entity, including any Governmental Authority responsible in whole or in part for environmental matters in the state in which the Project Site and Project Equipment are located or the United States Environmental Protection Agency (any such person or entity is referred to herein as an "Environmental Authority"), then the Company shall, within five (5) business days, give written notice of same to the Director detailing facts and circumstances of which the Company is aware giving rise to the Hazardous Discharge or Environmental Complaint. Such information is to be provided to allow the Director to protect the Director's security interest in the ,Project and is not intended to create nor shall it create any obligation upon the Director with respect thereto;

             (v) promptly forward to the Director copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Substances at any other site owned~ operated or used by Company to dispose of Hazardous Substances and continue to forward copies of correspondence between the Company and the Environmental Authority regarding such claims to the Director until the claim is settled. The Company shall promptly forward to the Director copies of all documents and reports concerning a Hazardous Discharge at the Project Site that the Company is required to file under any Environmental Laws. Such information is to be provided solely to allow the Director to protect Director' s security interest in the Project and is not intended to create nor shall it create any obligation upon the Director with respect thereto;

            (vi) respond promptly to any Hazardous Discharge or Environmental
                 Complaint and take all necessary action in order to safeguard the health of any person and to avoid subjecting the Project to any lien. If the Company shall fail to respond promptly to any Hazardous Discharge or Environmental Complaint or the Company shall fail to comply with any of the requirements of any Environmental Laws, the Director may, but without the obligation to do so, for the sole purpose of protecting the Director's interest in the Project: (i) give such notices or
                 (ii) enter onto the Project Site (or authorize third parties to enter onto the Project Site) and take such actions as the Director (or such third parties as directed by the Director) deem reasonably necessary or advisable, to clean up, remove, mitigate or otherwise deal with any such Hazardous Discharge or Environmental Complaint. All reasonable costs and expenses incurred by the Director (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest, thereon from the date expended at the Interest Rate for Advances shall be paid upon demand by the Company and until paid shall be treated as additional rent secured by the liens and security interests created by the terms of the Financing Agreement;

        (vii) promptly, upon the written request of the Director from time to time, provide the Director, at the Company' s expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of the Director, to assess with a reasonable degree of certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, cleanup and removal of any Hazardous Substances found on, under, at or within the Project Site. Any report or investigation of such Hazardous Discharge proposed and acceptable to an appropriate Environmental Authority that is charged to oversee the clean-up of such Hazardous Discharge shall be acceptable to the Director. If such estimates, individually or in the aggregate, exceed One Hundred Thousand Dollars ($100,000), the Director shall have the right to require the Company to post a bond, letter of credit or other security reasonably satisfactory to the Director to secure payment of these costs and expenses;

          (viii) defend and indemnify the Director and hold the Director harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including reasonable attorneys' fees, suffered or incurred by the Director under or on account of any Environmental Laws, including, without limitation, the presence of any Hazardous Substances affecting the Project Site or any Project Equipment, whether or not the same originates or emerges from the Project Site or any contiguous real estate or any Project Equipment, including any loss of value of the Project Equipment as a result of the foregoing except to the extent such loss, liability, damage and expense is attributable to any Hazardous Discharge resulting from actions on the part of the Director; and

           (ix) promptly, and in full compliance with all applicable requirements of any Environmental Authority having jurisdiction, remediate any Environmental Complaint or Hazardous Discharge. The Company shall furnish the Director with progress reports not less frequently than once every ninety (90) calendar days following the date hereof reporting on the status of such remediation activities and shall issue a final report to the Director within thirty (30) days following the completion of such remediation activities. Such final report may consist of but shall include a copy of the final report of environmental consultant(s) as are employed to supervise such environmental remediation activity.

             The Company's obligations under this Section 3. 1(k) shall arise upon the discovery of the presence of any Hazardous Substances at the Project Site, whether or not any Environmental Authority has taken or threatened any action in connection with the presence of any Hazardous Substances. The Company's obligation and the indemnifications hereunder shall survive the termination of this Guaranty Agreement.

         Section 3.2. Throughout the term of this Guaranty Agreement, the Company shall not, without the prior written consent of the Director:

             (a) Maintain Existence. Sell, transfer or otherwise dispose of all, or substantially all, of the Company's assets, consolidate with or merge into any other entity, or permit one or more entities to consolidate with or merge into the Company; provided, however, that the Company may, without violating the agreement contained in this subsection, consolidate with or merge into another entity, or permit one or more other entities to consolidate with or merge into the Company, or sell, transfer or otherwise dispose of all, or substantially all, of the Company's assets as a entity and thereafter dissolve if: (i) the prior written consent of the Director is obtained; or (ii) (A) the surviving, resulting or transferee entity, as the case may be, assumes in writing all of the obligations of the Company under the Financing Agreement (if such surviving, resulting or transferee entity is other than the Company); and (B) the surviving, resulting or transferee entity, as the case may be, is an entity duly organized and validly existing under the laws of the State or duly qualified to do business therein, and has a net worth of not less than that of the Company immediately prior to such disposition, consolidation or merger, transfer or change of form.

             (b) ERISA. Voluntarily terminate any employee benefit plan or other plan (a "Plan") maintained for employees of the Company and covered by Title IV of ERISA, so as to result in any material liability of the Company to the Pension Benefit Guaranty Corporation ("PBGC"), enter into any Prohibited Transaction (as defined in Section 4975 of the Internal Revenue Code of 1954, as amended, and in ERISA) involving any Plan which results in any material liability of the Company to the PBGC, cause any occurrence of any Reportable Event (as defined in Title IV of ERISA) which results in any material liability of the Company to the PBGC, or allow or suffer to exist any other event or condition which results in any material liability of the Company to the PR('~.

             (c) Agreements. Enter into any agreement containing any provision which would be violated or breached by the performance of the Company's obligations under the Financing Agreement or under any instrument or document delivered or to be delivered by the Company under the Financing Agreement or in connection with the Financing Agreement.

             (d) Financial Covenants.

                 (i) Net Worth. Permit the net worth of the Company to be less than $2,000,000 at December 31, 1995 and to be less than an amount equal to $2,000,000 plus 50% of net income for the previous year, as determined in accordance with GAAP and after all distributions for taxes relating to the Company have occurred, at December 31 of each year thereafter. For purposes of this paragraph, "net worth" means the total tangible net worth of the Company plus all Subordinated Debt of the Company, all as determined in accordance with generally accepted accounting principles applied on a basis consistent with that of prior years ("GAAP").

                (ii) Debt-to-Equity Ratio. Maintain a debt-to-equity ratio of less than 5:1 at December 31, 1995, of less than 3.5:1 at December 31, 1996, and of less than 3:1 at December 31 of each year thereafter. For purposes of this paragraph, "debt-to-equity ratio" means the total long-term debt of the Company minus all Subordinated Debt of the Company divided by the total tangible net worth plus Subordinated Debt of the Company, all as determined in accordance with GAAP.

               (iii) Shareholder Salaries. Bonuses and Dividends. Declare, pay,
                     issue or otherwise distribute to its shareholders (present or future) or individuals or entities to or from whom stock would be attributed under Section 318 of the Code (with the definition of family expended to include brothers and sisters) any dividends other than distributions for taxes incurred by such persons with respect to the Company if such would cause the Company to breach any of the covenants set forth in the immediately preceding clauses (i) or (ii).

                (iv) Key-Man Life Insurance. Fail to procure and maintain in effect a keyman life insurance policy on Richard D. Pollock in the amount of at least $1,000,000 that names the Director and the Trustee as the sole beneficiaries thereof.

                 (v) Encumber or Transfer of Project. Pledge, assign,
                     sell-leaseback, hypothecate or in any manner encumber any of the Project Equipment or interest therein, except as otherwise expressly permitted by the Financing Agreement; provided, however, that in no event shall the Company sell, assign and otherwise convey all or any part of the Project in a manner which causes, or will cause, the Project to be operated in a way not consistent with the Code.

                (vi) Removal of Project Equipment. Remove, transfer or
                     transport any of the Project Equipment from the Project
                     Site.

               (vii) Discontinue Project. Suspend or discontinue operation of the Project.

              (viii) Subordination of Note. Fail to (A) deliver to the Trustee and the Director an inter creditor and subordination agreement, in form acceptable to the Trustee and the Director, by and among the Trustee, the Director, the Company and Jacob Pollock providing for the subordination of the Subordinated Debt, or (B) comply with the terms of said inter creditor and subordination agreement.

                (ix) Loans to Guarantors. Pay, or otherwise make a distribution as satisfaction for, principal of or interest on any loan made to the Company by any other Guarantor thereof, unless: (A) such loan is evidenced by a promissory note in a form satisfactory to the Director, (B) payment of the principal of and interest on the note has been subordinated to rental payments under the Financing Agreement and to the Company's obligation to guaranty the Bonds and 166 Assistance Rent pursuant hereto pursuant to a subordination agreement in form and substance satisfactory to the Director, and (C) such Guarantor shall have waived its, his or her right to file a proof of claim with respect to that loan in any bankruptcy proceeding in a manner satisfactory to the Director. No payments shall be made with respect to any such loan, except in accordance with the terms of such applicable subordination agreement. The Company shall not make loans to any other Guarantor except in the ordinary course of business which loans in the aggregate shall not exceed $100,000.

         Section 3.3. Throughout the term of the Financing Agreement, none of the Individual Guarantors shall, without the prior written consent of the Director sell or otherwise dispose of his or her equity interest in the Company; provided that each of the Individual Guarantors may transfer his or her equity interest in the Company to his or her spouse or children or any trust established for the benefit of such persons. Any equity interest in the Company so transferred shall be deemed to be beneficially owned by the respective Individual Guarantor for the purpose of this Guaranty Agreement.

                                   ARTICLE IV
           NOTICE AND SERVICE OF PROCESS, PLEADINGS AND OTHER PAPERS

         Section 4.1. Each of the Guarantors covenants and agrees that the Guarantors are subject to service of process in the State of Ohio, and that the Guarantors will remain so subject to that service of process so long as there are any outstanding Bonds. If any of the Guarantors should not be subject to that service of process for any reason, such Guarantor designates and appoints as its, his or her agent, without power of revocation, the Secretary of State of Ohio, Columbus, Ohio 43266-0418, upon whom shall be served all process, pleadings, notices or other papers that may be served upon such Guarantor as a result of any of such Guarantor's covenants, agreements and obligations under this Guaranty Agreement. Each of the Guarantors hereby irrevocably submits to the jurisdiction of the courts of the State of Ohio and waives any defenses thereto.

         Section 4.2. Any process, pleadings, notices or other papers served upon any agent appointed in the preceding Section shall, be sent at the same time by registered or certified mail, postage prepaid, to the Company and the Corporate Guarantors at the Company's Notice Address set forth in the Financing Agreement, to the Individual Guarantors at the following addresses: if to any of the Corporate Guarantors: 861 East Tallmadge Avenue, P.O. Box 4810, Akron, Ohio 44310; if to Jacob or Gertrude Pollock: 2375 Covington Road, Apartment 416, Akron, Ohio 44313; if to Richard Pollock: 4276 Idlebrook Drive, Akron, Ohio 44333; and to any other addresses that may be furnished by the Guarantors to the Trustee in writing from time to time.

                                   ARTICLE V
                                 MISCELLANEOUS

         Section 5.1. The obligations of the Guarantors hereunder shall arise absolutely and unconditionally when the Bonds shall have been issued, sold and delivered by the Issuer and the proceeds thereof paid to the Trustee in accordance with the terms of the Indenture. The obligations of the Guarantors hereunder shall be released when the principal amount of the Bonds and any interest and monthly service charges accrued thereon, the 166 Assistance and any interest and monthly service charges accrued thereon, and any other fees or charges due under the Trust Agreement or the Financing Agreement have been paid in full.

     Section 5.2. No remedy herein conferred upon or reserved to the Trustee or the Director is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Trustee and the Director to exercise any remedy reserved to the Trustee or the Director in this Guaranty Agreement, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. In the event any provision contained in this Guaranty Agreement should be breached by any Guarantor and thereafter duly waived by the Trustee, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the Trustee.

         Section 5.3. This Guaranty Agreement may be amended to the same extent and upon the same conditions that the Indenture may be amended by a written agreement signed by the parties hereto. Nothing contained herein shall permit, or be construed as permitting, any amendment, change or modification of this Guaranty Agreement which would (i) reduce the amounts payable by any Guarantor hereunder, (ii) change the time or times for payment of the amounts payable by any Guarantor hereunder, or (iii) change the unconditional nature of the Guaranty Agreement herein contained.

         Section 5.4. This Guaranty Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, of the parties with respect to the subject matter hereof, and may be executed simultaneously in several counterparts, each of which shall be regarded as an original, and all of which together shall constitute but one and the same instrument.

         Section 5.5. This Guaranty Agreement constitute a separate instrument, enforceable in accordance with its terms, and neither this Guaranty Agreement nor the obligations of the Guarantors hereunder shall, under any circumstance or in any legal proceeding, be deemed to have merged into or with any other agreement or obligations of such Guarantors.

         Section 5.6. The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections contained in this Guaranty Agreement shall not affect the validity or enforceability of the remaining portions of this Guaranty Agreement, or any part thereof.

         Section 5.7. This Guaranty Agreement shall be deemed to be a contract made under the laws of the State of Ohio and for all purposes shall be governed by and construed in accordance with the laws of the State of Ohio.





                     [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty Agreement to be executed each in its, his or her name and on its, his or her behalf, respectively, and the Trustee and the Director, by their respective officers or representatives, have acknowledged acceptance of this Guaranty Agreement, all as of the day and year first above written.


INDIVIDUAL GUARANTORS                   CORPORATE GUARANTORS

                                        Wirt Metal Products, Inc.



                                        By:
- ------------------------------             -----------------------------
Jacob Pollock



                                        J. Pollock & Co.

                                        By:
- ------------------------------             -----------------------------
Gertrude Pollock


                                        Ravens Metal Products, Inc.

                                        By:
- ------------------------------             -----------------------------
Richard D. Pollock



                                        Signs and Blanks, Inc.

                                        By:
                                           -----------------------------



THE DIRECTOR OF DEVELOPMENT             THE PROVIDENT BANK, TRUSTEE
OF THE STATE OF OHIO



By:                                     By:
   ---------------------------             -----------------------------
                                                Assistant Vice President


                                        By:
                                           -----------------------------
                                                Trust Officer